Chapter 11 Proceedings	6 Months Ended
Jun. 30, 2018
Reorganizations [Abstract]
Chapter 11 Proceedings

Note 3 – Chapter 11 Proceedings

On September 12, 2017, the Company and certain of its subsidiaries, “the Debtors”, filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas Victoria Division, “Bankruptcy Court”. On February 26, 2018, the Debtors filed a proposed Second Amended Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court and on April 17, 2018 the Bankruptcy Court entered an order confirming the Second Amended Joint Chapter 11 Plan (as modified) of Reorganization, as amended and supplemented the “Plan”. The Debtors’ subsequently emerged from bankruptcy on July 2, 2018 following the satisfaction of each of the conditions precedent to the Plan. Although we are no longer a debtor-in-possession, we are a debtor-in-possession for the entire period ended June 30, 2018 and therefore the matters related to the bankruptcy proceedings are summarized below.

Throughout bankruptcy proceedings the Debtors were able to operate their businesses in the ordinary course. The first-day motions provided for, among other things, the payment of certain pre-petition employee and retiree expenses and benefits, the use of the Debtors’ existing cash management system, the payment of certain pre-petition amounts to certain critical vendors, the ability to pay certain pre-petition taxes and regulatory fees, the payment of certain pre-petition claims owed on account of insurance policies and programs and authorizing the use of cash collateral. During the pendency of the Chapter 11 case, all transactions outside the ordinary course of business required prior approval of the Bankruptcy Court.

In accordance with the Plan confirmed by the Bankruptcy Court, the following significant transactions occurred upon our emergence from bankruptcy on July 2, 2018:

Plan of Reorganization

Consistent with the RSA, the Debtors filed a proposed plan of reorganization and disclosure statement with the Bankruptcy Court on September 12, 2017, as well as a disclosure statement relating to the proposed plan of reorganization.

Subsequent to September 12, 2017, the Debtors negotiated with its various creditors, including the Ad Hoc Group and ship yards with which the Debtors had a contractual relationship to build new rigs. On February 26, 2018, the Debtors announced a global settlement with an Ad Hoc Group, the Committee and other major creditors in their Chapter 11 cases, including Samsung, Barclays, and another holder of unsecured bonds. The Debtors entered into an amendment to the RSA and an amendment to the Investment Agreement. The amendments to the RSA and Investment Agreement provided for the inclusion of the Ad Hoc Group and Barclays into the Capital Commitment as Commitment Parties, increased the Capital Commitment to $1.08 billion, increased recoveries for general unsecured creditors of Seadrill, NADL, and Sevan under the plan of reorganization, an agreement regarding the allowed claim of the newbuild shipyards and an immediate cessation of all litigation and discovery efforts in relation to the plan of reorganization.

The Investment Agreement, as amended, provided for certain milestones for the Debtors’ restructuring: (1) the Bankruptcy Court must enter an order confirming the Plan by June 9, 2018 (the “Confirmation Date”) and (2) the Effective Date of the Plan must occur within 90 days of the Confirmation Date and, in any event, no later than August 8, 2018.

In connection with the global settlement, on February 26, 2018, the Debtors filed a proposed Second Amended Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court (the “Plan”). On February 26, 2018, the Bankruptcy Court entered an order approving (i) the adequacy of the Disclosure Statement, (ii) the solicitation and notice procedures with respect to confirmation of the Debtors’ proposed Plan, (iii) the rights offering procedures for the rights offerings contemplated by the Plan and (iv) other related matters. On April 17, 2018, the Bankruptcy Court entered an order confirming the Debtors’ Second Amended Joint Plan (as modified) of Reorganization. The Plan became effective on July 2, 2018. Under the Plan and the terms of the Investment Agreement and the transactions contemplated therein, the Commitment Parties to the Investment Agreement were issued certain common shares of New Seadrill and purchased additional common shares of New Seadrill in connection with the completion of the Notes Rights Offering and Equity Rights Offering to holders of claims against the Debtors.

The Plan provided for, among other things, that:

•	Seadrill Limited be dissolved under the laws of Bermuda following the confirmation of the Plan;

•	the Debtors enter into amended senior credit facilities with its senior credit facility lenders;

•

holders of general unsecured claims receive 15% of the common stock of Seadrill Limited’s successor (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan as defined below under “-Issuance and Distribution of the New Securities under the Plan and the Investment Agreement”);

•

the Debtors conduct the rights offerings described below under “-Rights Offering,” with certain non-eligible holders of general unsecured claims entitled to participate pro rata in a $23 million cash recovery pool;

•

an additional $17 million in cash, less fees and expenses, be distributed to holders of general unsecured claims, other than claims held by the Commitment Parties as of September 12, 2017 or January 5, 2018, as applicable;

•	an additional $17 million in cash, less fees and expenses, be distributed to Samsung and Daewoo; and

•

if the general unsecured claims vote in favor of the Plan, holders of Seadrill’s existing equity receive 2% of the New Seadrill Common Shares (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan defined below under “-Issuance and Distribution of the New Securities under the Plan and the Investment Agreement”).

Rights Offerings

Pursuant to the Plan, eligible holders in certain classes of general unsecured claims against the Debtors were offered the right to participate in (i) the “Notes Rights Offering” of up to $119.4 million in aggregate principal amount of New Secured Notes issued by a subsidiary of the Company (“NSNCo”) and a corresponding pro rata portion of 57.5% of the New Seadrill Common Shares issued to holders who participate in the Notes Rights Offering and (ii) the Equity Rights Offering of up to $48.1 million in value of the New Seadrill Common Shares. The New Secured Notes and the New Seadrill Common Shares to be acquired by the Commitment Parties under the Investment Agreement are reduced to the extent the rights are exercised in each of the Notes Rights Offering and the Equity Rights Offering.

Issuance and Distribution of the New Securities under the Plan and the Investment Agreement

On the Effective Date, we have approximately 100 million New Seadrill Common Shares outstanding. The New Common Shares will be allocated as set forth below, in accordance with provisions of the Plan and issued on the Effective Date:

•	14.25% of the New Common Shares issued to holders of unsecured claims against the Company and certain of its Chapter 11 debtor affiliates;

•	23.75% of the New Common Shares issued to participants in the $200 million equity investment under the Plan;

•	54.625% of the New Common Shares issued to participants in the $880 million new secured notes investment under the Plan;

•

1.9% of the New Common Shares issued to holders of existing common equity interest in the Company as of the Effective Date, an effective exchange ratio of approximately 0.0037345 New Common Shares per each Existing Share, and

•	5.475% of the New Common Shares issued as a structuring fee to certain of the new money investors.

An employee incentive plan has been implemented by the Successor (the “Employee Incentive Plan”) which will (a) reserve an aggregate of 10% of the New Seadrill Common Shares, on a fully diluted, fully distributed basis, for grants made from time to time to employees of the Successor; and (b) otherwise contain terms and conditions (including with respect to participants, allocation, structure, and timing of issuance) generally consistent with those prevailing in the market at the discretion of the board of directors of the Successor.

New Secured Notes

On the Effective Date, NSNCo issued $880 million in principal amount of New Secured Notes. As described above, the Successor also expects to issue approximately 57.5% of the New Seadrill Common Shares (prior to dilution by the Primary Structuring Fee and the Employee Incentive Plan) on a pro rata basis to the purchasers of the New Secured Notes (collectively with the New Secured Notes, the “NSN Securities”). Subject to the conditions of the Investment Agreement, the Commitment Parties agreed to purchase the full principal amount of the NSN Securities for $880 million in cash, less the principal amount purchased by participants in the Notes Rights Offering.

Board of Directors

In connection with the Reorganization, our board of directors was expanded to seven members who were appointed by certain Commitment Parties in accordance with the Investment Agreement. Pursuant to the Investment Agreement, Hemen was entitled to appoint four directors to our board, two of whom were required to be independent directors. Centerbridge and the Select Commitment Parties were each entitled to appoint one independent director. The remaining director was required to be an independent director appointed by mutual agreement of Hemen, Centerbridge and the Select Commitment Parties.

Interest Expense

During bankruptcy proceedings we continue to make interest payments on the secured credit facilities. These are treated as adequate protection payments which are recognized as a reduction in the principal balance of secured credit facilities held within “Liabilities subject to compromise” in the Consolidated Balance Sheets. $81 million of adequate protection payments were recognized from Petition Date to December 31, 2017, with an additional $104 million in the six months ended June 30, 2018. The Debtors have discontinued recording interest on unsecured bond facilities classified as liabilities subject to compromise from the Petition Date. Contractual interest on liabilities subject to compromise not reflected in the consolidated statements of operations was approximately $76 million for the six months ending June 30, 2018.

Potential Claims

The Debtors filed with the Bankruptcy Court schedules and statements setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. The schedules and statements may be subject to further amendment or modification after filing.

All holders of pre-petition claims except governmental units were required to file proofs of claim by January 3, 2018 (the ‘‘Bar Date’’). Governmental units holding claims against the Debtors were required to file proof of claim by March 12, 2018. As of June 15, 2018, 1,597 claims totaling approximately $19.2 billion had been filed with the Bankruptcy Court against the Debtors. It is possible that claimants will file amended claims in the future, including claims amended to assign values to claims originally filed with no designated value. Through the claims resolution process, we have identified, and we expect to continue to identify, claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have been later amended or superseded, are without merit, are overstated or for other reasons. We will file objections with the Bankruptcy Court as necessary for claims we believe should be disallowed. Claims we agreed are allowable are reflected in ‘‘Liabilities Subject to Compromise’’ in the Consolidated Balance Sheets as at June 30, 2018.

Through the claims resolution process, differences in amounts scheduled by the Debtors and claims filed by creditors are investigated and resolved, including through the filing of objections with the Bankruptcy Court where appropriate. In light of the number of claims filed, the claims resolution process will take additional time to complete, and it may continue after our emergence from bankruptcy. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Executory Contracts

Under the Bankruptcy Code, the Debtors have the right to assume, amend and assume, or reject certain contracts, subject to the approval of the Bankruptcy Court and certain other conditions. Generally, the assumption of a contract requires a debtor to satisfy pre-petition obligations under the contract, which may include payment of pre-petition liabilities in whole or in part. Rejection of a contract is typically treated as a breach occurring as of the moment immediately preceding the Chapter 11 filing. Subject to certain exceptions, this rejection relieves the debtor from performing its future obligations under the contract but entitles the counterparty to assert a pre-petition general unsecured claim for damages. Parties to contracts rejected by a debtor may file proofs of claim against that debtor’s estate for damages.

As part of the Chapter 11 proceedings, the Debtors negotiated and announced a global settlement with various creditors, including Samsung Heavy Industries Co., Ltd. (“Samsung”) and Daewoo Shipbuilding & Marine Engineering Co., Ltd (“DSME”). The amendments to the RSA and Investment Agreement provided for, among other items, an agreement regarding the allowed claim of the newbuild shipyards Samsung and DSME, and an immediate cessation of all litigation and discovery efforts in relation to the plan of reorganization as well as the Debtors’ rejection and recognized termination of the newbuild contracts. The settlement agreement was contingent on confirmation of the Plan. Following the allowed claim agreement in respect of the Samsung and DSME, we recognized a liability of $1.064 billion at December 31, 2017, and due to the Plan including the rejection and termination of the newbuild contracts we recognized an impairment of the newbuild assets related to the West Dorado, West Draco, West Aquila and the West Libra, totaling $696 million, in the year ended December 31, 2017.